united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 09/30

Date of reporting period: 09/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report

September 30, 2022

Fund Adviser:

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 7, 2022

Dear Shareholder,

“When you remember we are all mad, the mysteries disappear and life stands explained.”

– Mark Twain

In August 2020, 10-year U.S. Treasury bond yields reached an all-time low of 0.5% while $17 trillion dollars of sovereign bonds in Europe and Japan were paying negative yields to investors. Using the word “madness” to describe the interest rate environment in 2020 would have been entirely appropriate; the interest rate trough reached that month may well have represented the lowest interest rates in 5,000 years of monetary history.

Market Yield on
10-Year U.S. Treasury Bonds
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1962
1967
1972
1977
1982
1987
1992
1997
2002
2007
2012
2017
Source: FRED

Looking at interest rates today, quite a different picture emerges. The Federal Reserve has been tightening monetary policy by hiking short-term interest rates aggressively to alleviate inflationary pressures in the economy. At the same time, the Federal Reserve has also been boosting long-term interest rates this year by ceasing its Quantitative Easing program, whereby the Federal Reserve was previously purchasing long-term Treasury bonds to cap interest rates. As a result of these tightening measures, Treasury bond yields have been normalizing quickly. The 2-year Treasury bond yield has increased to 4.5%, while the 10-year Treasury bond yield has increased to 4%.[1] These interest rates stand well below the

1	All interest rate figures and currency performance figures in this letter are sourced from Factset.

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current inflation rate, but quite a bit more than the 0.5% interest rate that 10-year Treasury bonds were paying in August 2020. Moreover, without a reversal in policy, it appears that interest rates have further room to rise.

Outside the United States, interest rates generally have been increasing this year, for many of the same reasons, and global financial markets have reacted accordingly. The global stock market is now in a bear market and, remarkably, the U.S. Treasury bond market is in the midst of its deepest correction of the past 100 years. Global economic growth has slowed to recessionary (or near recessionary) levels as consumers pull back on purchases of housing and automobiles, while companies have placed restraints on their capital expenditures. Just as 2008 and 2020 have become important years of market history, so too will 2022.

Equity and bond markets aside, the currency markets have also experienced historically extreme exchange rate gyrations thus far in 2022. Several emerging market countries are in the midst of full-blown currency crises. For example, the Sri Lankan Rupee is down 78%, the Argentinian Peso is down 43%, and the Turkish Lira is down 28% through 9/30/22. While these currency moves are extreme, they have happened before (and will happen again) in emerging market countries. What makes this time different is that they are also happening in developed economies. From the beginning of the year through 9/30/22, the Japanese Yen is down 25%, the United Kingdom Pound is down 21%, and the Euro has declined 16%. All of these currencies, emerging and developed, have weakened considerably against the U.S. Dollar.

Some analysts have called the dollar’s remarkable strength this year a “wrecking ball.” Indeed, a strong dollar is not a good thing for financial markets (just look at declines in the stock and bond markets) or for the global economy (currently heading into a global recession). Arresting the depreciation of currencies around the world is necessary to alleviate extreme inflationary pressures outside the United States and allow real growth to recover from the currently dismal levels. The root causes of these extreme currency movements vary by country, but the primary drivers include interest rate differentials, a worldwide energy crisis exacerbated by the war in Ukraine, and margin calls on dollar-denominated debts.

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1.	Interest Rate Differentials

Interest rate differentials can cause significant movements in exchange rates. In a world with free capital flows, if Country A pays an interest rate of 5% and Country B pays an interest rate of 2%, all things being equal, investors are going to sell their bonds in Country B and buy the bonds of Country A to earn more interest, thereby causing Country B’s currency to depreciate and Country A’s currency to appreciate relative to each other. As a result, when the United States raises interest rates aggressively, it causes the dollar to appreciate unless other countries follow suit with aggressive interest hikes of their own.

2.	Energy Crisis

As the price of energy increases, it can have a significant effect on a country’s trade balance and currency exchange rate. In general, when oil prices strengthen, so too do the currencies of energy exporters, whose exports are increasing, while the currencies of energy importers tend to depreciate because of increasing import values. For example, the Russian Ruble has been the strongest currency in the world during the first nine months of 2022, appreciating 19.1% versus the U.S. dollar, while the Sri Lanka rupee has lost almost 80% of its value versus the U.S. dollar. Russia is a significant energy exporter, while Sri Lankan experienced a currency crisis when it ran out of dollars to import shiploads of fuel, cooking gas, and food, all of which considerably increased in price this year.

3.	Dollar-Denominated Debt

Because the dollar is the world’s reserve currency, many foreign countries issue bonds that are denominated in U.S. dollars. Two extreme examples are Argentina, where more than 50% of its debts are denominated in dollars, and Colombia, where more than 30% of its debts are denominated in dollars. When the dollar rises, countries that owe debts in dollars are forced to spend local currency to buy dollars to pay back their debts. The Argentinian Peso and the Colombian Peso have depreciated by 30% and 12% versus the dollar, respectively, during the first nine months of 2022.

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The DXY index, a measure of the dollar exchange rate against other developed market currencies, has soared by 16.8% year-to-date, reaching a level not seen since 2002 (see chart on the following page). The narrative behind this remarkable dollar strength is that the U.S. dollar, while far from perfect, is the “cleanest dirty shirt” in a drawer full of even dirtier shirts. Put differently, the dollar does not deserve to be strong, but it does deserve to be stronger than other currencies which are even worse. There is some truth to this narrative, but we want to explore why the relative relationships have changed to such a great extent this year.

●	The Euro: -16.0% vs. the U.S. Dollar YTD

Dollar Index (DXY)
$130
$120
$110
$100
$90
$80
$70
$60
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
Source: Factset

Germany, the industrial powerhouse of Europe, had previously maintained its competitiveness as a goods exporter due in part to its ability to obtain cheap energy from Russia. In 2021, Russia accounted for 55% of Germany’s natural gas imports. In 2022, Russian natural gas exports to Germany have declined precipitously due to mechanical pipeline problems, economic sanctions, and, more recently, the sabotage of two underwater gas pipelines. To replace this previously cheap source of energy, Germany has been purchasing liquified natural gas (LNG) from other countries at much higher prices, turning on its coal plants, and pushing off the closure of several nuclear reactors. Due to the greatly increased cost of energy, German manufacturing plants are shutting down and/or declaring bankruptcy. The Euro area is now generating a trade deficit rather than a trade surplus for the first time in many years due to the sharp rise in the cost of imported energy and the reduced competitiveness of German exports.

www.appleseedfund.com		(800) 470-1029

4

The Euro’s weakness is also attributable to low-interest rates. Interest rates in the Euro area have increased this year, but they are currently still 1% to 2% lower than interest rates in the United States. The Euro area cannot allow interest rates to rise too much because of the severe indebtedness of countries in southern Europe such as Italy, Spain, Greece, and Portugal. As a result, the European Central Bank (ECB) continues to buy government bonds to keep interest rates low, despite an environment of generationally high inflation rates.

●	The Yen: -25.7% vs. the U.S. Dollar YTD

Japan is not as dependent on Russian natural gas as the Euro area. As LNG prices have risen, Japan has decided to accelerate the resumption of operations at the nuclear plants that were shut down because of the March 2011 earthquake and tsunami that subsequently destroyed the Fukushima nuclear plant. Like Europe, Japan depends on energy imports, but it is not yet experiencing an energy crisis to the extent that Europe is.

Nevertheless, the yen has also been depreciating significantly relative to the dollar due primarily to interest rate differentials. In Japan, deflation has been a problem for many years, and it appears that the Bank of Japan, seemingly unconcerned about inflation, is purposefully trying to engineer a weaker yen. The Bank of Japan is doing this by printing money to purchase Japanese Government Bonds (JGBs), thereby diluting the currency while keeping interest rates as low as possible. As a result, short-term interest rates remain negative in Japan and the 10-year JGB pays an interest rate yield of just 0.25%. The dollar, with much more attractive interest rates for investors, has been appreciating naturally versus the yen. Based on statements made by Bank of Japan Governor Haruhiko Kuroda, he perceives yen weakness to be a positive in that Japanese exports should become more competitive going forward. As trade relations between

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China and the United States deteriorate, Japan is trying to position itself as a viable replacement for China as a goods exporter, and its currency weakness is therefore part of a larger strategy to do exactly that.

●	The British Pound: -21.3% vs. the U.S. Dollar YTD

Like Japan, the United Kingdom is a populous island nation, except without a meaningful export industry. The United Kingdom has run a trade deficit and a budget deficit for many years, both of which have been financed with capital inflows from countries like China, Russia, and Saudi Arabia whose investors have been purchasing London real estate. Like Europe, the United Kingdom has a significant energy deficit, and it has been trying to subsidize the energy costs of households and businesses with additional budget spending. Unlike both Japan and the Euro area, interest rates on U.K. government bonds are comparable to interest rates in the United States.

The British Pound has depreciated versus the dollar for multiple reasons. First, the U.K. has been confiscating the assets of Russian billionaires, which is disconcerting for Russian investors and for rich investors from other countries that might not be 100% aligned with U.K. foreign policy. Second, the U.K. recently proposed an aggressive fiscal plan with no clear idea of how its deficits will be financed. Third, in recent weeks, the Bank of England has resumed printing money to cap interest rates to keep its pension plans solvent after they speculated incorrectly on the direction of interest rates. Finally, the U.K. has almost no foreign currency reserves with which it might defend its currency from depreciating.

In summary, the overall picture for currencies of the developed world is quite a gloomy one at the present moment, and the U.S. dollar has been appreciating because it is indeed in somewhat better shape on a relative basis. After all, the U.S. dollar still enjoys reserve currency status, and the United States can also supply most of its own food and energy needs. These benefits have not prevented the dollar from depreciating against energy and food prices this year, but it has prevented the dollar from depreciating against most foreign currencies. These advantages are longstanding advantages, but they have become much more important this year.

www.appleseedfund.com		(800) 470-1029

6

If the Federal Reserve continues to hike interest rates and the dollar continues to appreciate, most financial assets will continue to decline in price. This year, cash has beaten almost every asset class around the world. More and more investors are betting that the dollar’s strength will continue, extrapolating the current trend far into the future. Popular business magazine covers, which have historically proven to be a wonderful contrarian signal, suggest to us that the current bull market in the dollar might be closer to the end than the beginning.

QUARTERLY FUNDS REVIEW • PULLOUT SECTION

BARRON'S

THE UNITED STATES OF AMERICA
ONE DOLLAR
L 11180916 0
12
1

The Powerful Greenback

The U.S. dollar is near a 20-year high.
Who it helps, who it hurts—and eight ways to invest now.

PAGE 18

This leads to the question of what might cause the dollar to stop appreciating versus other currencies. As always, we have no crystal ball with which to predict the future, but we would be looking for one or more of the following to happen in order for the dollar to depreciate against other currencies:

●	The Federal Reserve ends its Quantitative Tightening (QT) program and begins a new round of money-printing to cap interest rates to allow the U.S. Treasury market to function more properly.

●	Europe, Japan, and/or Great Britain develop a separate peace agreement with Russia that involves purchasing energy from Russia in local currencies.

●	The Federal Reserve announces that it will pause hiking interest rates in response to softening employment data, a lower oil price, or a stock market decline deep enough to reduce wage inflation.

●	The United States meets with other developed countries and agrees upon a currency accord that allows for the dollar to depreciate.

www.appleseedfund.com		(800) 470-1029

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We would suggest that a reversal is likely a matter of weeks and months from now rather than years. The strength of the dollar is driven by quickly rising interest rates on U.S. Treasuries, which now exceeds 4%. Last year, the U.S. Government paid approximately $400 billion in interest costs on its debt. If interest rates stay at current levels, then given rising Federal Debt levels, projected annual interest costs could easily exceed $1 trillion. The combination of a stronger dollar, rising interest rates, and an energy crisis are pushing the world into a recession which will soon put enormous pressure on the U.S. budget deficit, as tax receipts historically decline during a recession. Due to the excessive indebtedness of the U.S. government, declining tax revenues combined with 4% interest rates would be an untenable situation which the U.S. government could not tolerate for very long.

Investment Implications

When an eventual pivot happens, we believe that it will be an excellent time to own precious metals such as gold, food producers, commodity producers, and emerging market stocks. Until that time, we are staying somewhat defensive, with a larger-than-normal position in cash and short-term Treasury bonds and puts on various market indices. We have also begun accumulating a modest position in Treasury Inflation Protected Securities (TIPS) bonds, which now offer investors positive real interest rates.

Performance and Portfolio Changes

Over the past twelve months, Appleseed Fund Investor Class has generated an absolute return of -18.15%, outperforming the Morningstar Global Small Mid Cap Index, which generated a total return of -22.91%. Appleseed Fund’s performance declined with the general market, but the Fund’s relative performance was helped by its positions in fertilizer companies, value stocks, Fannie Mae preferred stocks, and gold.

Within our equity portfolio, the biggest positive contributors to the Fund’s performance over the past year were Bed, Bath, & Beyond (BBBY), CF Industries (CF), and Mosaic (MOS). We bought Bed, Bath and Beyond and owned it for just a few weeks before the share price doubled. We sold our shares and, fortunately, did not buy them back when the share price dropped

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again a few weeks later. CF Industries and Mosaic, leading North American fertilizer producers, benefited from greatly improved profitability as fertilizer prices skyrocketed after Russia invaded Ukraine.

The most significant detractors from performance over the past year have been Lumentum Holdings (LITE), Sberbank (SBRCY), and Moscow Exchange (MOEX-Moscow). Lumentum shares were pressured along with many other tech stocks during the past year, while our two Russian holdings were either sold for a loss or written down in the aftermath of Russia’s decision to invade Ukraine.

During the recent quarter, we sold Appleseed’s position in Charter Communication (CHTR), Meta Platforms Inc. (META), and SK Square (402340 – Korea). We initiated new Appleseed positions in Micron Technologies (MU), a leading semiconductor company, and MRC Global (MRC), an industrial distributor.

*****

We thank all of our shareholders for their continued allocation to Appleseed Fund. We are grateful to have the privilege of managing the Fund.

If you have any questions, please do not hesitate to reach out to us at contact@appleseedfund.com.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

Shaun Roach, CFA

The Fund’s Top Ten Holdings can be found at www.appleseedfund.com

Diversification does not ensure a profit or guarantee against loss.

The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although Pekin Hardy Strauss believes that the Fund can achieve its investment objective within the parameters of ESG investing, elimination

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of certain securities as investments may have an adverse effect on the Fund’s performance.

Investments in commodities such as gold may be affected by overall market movements, changes in the interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Ultimus Fund Distributors, LLC

www.appleseedfund.com		(800) 470-1029

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (for the periods ended September 30, 2022)

				Since	Since
	One	Five	Ten	Inception	Inception
	Year	Year	Year	(12/08/06)	(1/31/11)
Appleseed Fund
Investor Class	-18.15%	3.67%	4.64%	5.44%	N/A
Institutional Class	-17.99%	3.85%	4.86%	N/A	5.07%
Morningstar Global Markets
Small-Mid Cap Index(b)	-22.91%	2.76%	6.97%	5.13%	6.01%

				Expense Ratios (c)
				Investor	Institutional
				Class	Class
Gross				1.52%	1.27%
With Applicable Waivers				1.22%	1.03%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 470-1029.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	Morningstar Global Markets Small-Mid Cap Index (the “Morningstar Index”) measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets. The Morningstar Index does not incorporate ESG criteria. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns.The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios, which include acquired fund fees and expenses of 0.08%, are from the Fund’s prospectus dated January 28, 2022. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2024 so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/ or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2022. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the

www.appleseedfund.com		(800) 470-1029

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INVESTMENT RESULTS – continued (Unaudited)

Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 470-1029.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com		(800) 470-1029

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of a $10,000 Investment in the Applseseed Fund - Investor Class, the Morningstar Global Markets Small-Mid Cap Index

Appleseed Fund - Investor Class
Morningstar Global Markets Small-Mid Cap Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Value
$19,610
$15,741
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Date

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2022 for the Investor Class and held through September 30, 2022. The Morningstar Global Markets Small-Mid Cap Index measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets.. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com		(800) 470-1029

13

INVESTMENT RESULTS – continued (Unaudited)

Comparison of a $100,000 Investment in the Applseseed Fund - Institutional Class, the Morningstar Global Markets Small-Mid Cap Index

Appleseed Fund - Institutional Class
Morningstar Global Markets Small-Mid Cap Index
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Value
$196,104
$160,682
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Date

This graph shows the value of a hypothetical initial investment of $100,000 made on September 30, 2022 for the Institutional Class and held through September 30, 2022.The Morningstar Global Markets Small-Mid Cap Index measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com		(800) 470-1029

14

FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of September 30, 2022[(a)]

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
U.S. Stocks 42.07%
Int'l Stocks 23.77%
Closed-End Funds 10.98%
Exchange-Traded Funds 4.09%
Preferred Stocks 3.86%
U.S. Government & Agencies 1.37%
Fixed Income Securities 5.41%
Certificates of Deposit 1.80%
Money Market Funds 1.08%
Options Purchased 3.34%
Other Assets in Excess of Liabilties 2.23%

(a)	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.appleseedfund.com.

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

		Fair
	Shares	Value
Common Stocks — 65.85%

Canada — 4.31%
Real Estate — 4.31%
Boardwalk Real Estate Investment Trust	105,000	$3,516,826
Total Canada		3,516,826

France — 3.97%
Communications — 3.97%
Bollore SA	700,000	3,239,000
Total France		3,239,000

Germany — 4.14%
Consumer Discretionary — 4.14%
adidas AG	29,000	3,378,266
Total Germany		3,378,266

Ireland — 3.89%
Financials — 3.89%
AerCap Holdings NV(a)	75,000	3,174,750
Total Ireland		3,174,750

Israel — 3.00%
Industrials — 3.00%
Ituran Location and Control Ltd.	105,000	2,450,700
Total Israel		2,450,700

Japan — 0.39%
Technology — 0.39%
Sony Group Corp. - ADR	5,000	320,250
Total Japan		320,250

Russia — 0.00%
Financials — 0.00%
Moscow Exchange MICEX-RTS PJSC - ADR(a)(b)(c)	1,300,000	216
Sberbank of Russia PJSC - ADR(a)(b)(c)	324,000	5
Total Russia		221

South Korea — 4.07%
Technology — 4.07%
Samsung Electronics Co. Ltd.	90,000	3,314,400
Total South Korea		3,314,400

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2022

		Fair
	Shares	Value
Common Stocks — 65.85% — continued

United States — 42.07%
Consumer Staples — 10.34%
Dollar Tree, Inc.(a)(d)	23,000	$3,130,300
Herbalife Nutrition Ltd.(a)	135,000	2,685,150
Sprouts Farmers Market, Inc.(a)	95,000	2,636,250
		8,451,700
Energy — 3.08%
MRC Global, Inc.(a)	350,000	2,516,500

Financials — 9.13%
Allstate Corp. (The)	13,000	1,618,890
CNB Financial Corp.	90,000	2,121,300
Evercore, Inc., Class A	20,000	1,645,000
First Horizon National Corp.	90,000	2,061,000
		7,446,190
Health Care — 5.01%
89Bio, Inc.(a)	200,000	1,158,000
Ardelyx, Inc.(a)	1,225,000	1,457,750
Heron Therapeutics, Inc.(a)	350,000	1,477,000
		4,092,750
Materials — 7.68%
CF Industries Holdings, Inc.	35,000	3,368,750
Mosaic Co. (The)	60,000	2,899,800
		6,268,550
Technology — 6.83%
Fiserv, Inc.(a)	22,000	2,058,541
Lumentum Holdings, Inc.(a)	18,000	1,234,260
Micron Technology, Inc.	35,000	1,753,500
Rockley Photonics Holdings Ltd.(a)	750,000	532,575
		5,578,876
Total United States		34,354,566

TOTAL COMMON STOCKS
(Cost $54,403,778)		$53,748,979

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2022

	Shares/
	Principal	Fair
	Amount	Value
Closed End Funds — 10.98%

Canada — 10.98%
Sprott Physical Gold Trust(a)	700,000	$8,960,000

TOTAL CLOSED END FUNDS
(Cost $8,462,424)		8,960,000

Exchange-Traded Funds — 4.09%

United States — 4.09%
Kraneshares Trust California Carbon Allowance Strategy ETF(a)	60,000	1,321,200
VanEck Merk Gold Shares(a)	125,000	2,016,250

TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,775,440)		3,337,450

Preferred Stocks — 3.86%

United States — 3.86%
Financials — 3.86%
Federal National Mortgage Association, Series S, 5.25%	425,000	1,564,000
Federal National Mortgage Association, Series T, 8.25%	500,000	1,590,000

TOTAL PREFERRED STOCKS
(Cost $2,164,618)		3,154,000

U.S. Government & Agencies — 1.37%

United States Treasury Inflation Indexed Bonds 0.50%, 1/15/2028(e)	$1,201,130	1,115,209

TOTAL U.S. GOVERNMENT & AGENCIES
(Cost $1,130,248)		1,115,209

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2022

	Shares/
	Principal	Fair
	Amount	Value
Corporate Bonds — 0.61%

AerCap Ireland Capital DAC, 3.30%, 1/23/2023	$500,000	$497,288

TOTAL CORPORATE BONDS
(Cost $499,665)		497,288

Convertible Bonds — 4.80%
Herbalife Nutrition Ltd.,
2.63%, 3/15/2024	2,250,000	2,040,750
Lumentum Holdings, Inc.,
0.50%, 12/15/2026	2,000,000	1,875,000

TOTAL CONVERTIBLE BONDS
(Cost $4,503,338)		3,915,750

Certificates of Deposit — 1.80%

Community Development Bank,
0.10%, 3/8/2023	250,000	250,000
Self Help Federal Credit Union,
0.30%, 7/3/2023(f)	1,000,000	973,092
Spring Bank,
0.50%, 3/29/2023	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,500,000)		1,473,092

Put Options Purchased — 3.34%

	Number of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Invesco QQQ	400	$10,690,400	$295.00	November 2022	$1,181,600
iShares, Inc.	450	883,300	21.50	January 2023	110,250
iShares, Inc.	600	1,184,400	21.00	October 2022	87,000
SPDR S&P 500 ETF Trust	425	15,180,150	390.00	October 2022	1,348,100

TOTAL PUT OPTIONS PURCHASED
(Cost $601,436)					$2,726,950

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2022

		Fair
	Shares	Value
Money Market Funds — 1.08%
Federated Hermes Government Obligations Fund,
Institutional Class, 2.82%(g)	880,061	$880,061

TOTAL MONEY MARKET FUNDS
(Cost $880,061)		880,061

Total Investments — 97.78%
(Cost $77,921,008)		79,808,779

Other Assets in Excess of Liabilities — 2.23%		1,817,064

Net Assets — 100.00%		$81,625,844

(a)	Non-income producing security.
(b)	Security is currently being valued according to the fair value procedures approved by the Board of Trustees.
(c)	Illiquid security. The total fair value of these securities as of September 30, 2022 was $221, representing 0.00% of net assets.
(d)	All or a portion of the security is held as collateral for written options.
(e)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(f)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.
(g)	Rate disclosed is the seven day effective yield as of September 30, 2022.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS

September 30, 2022

	Number
	of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
WRITTEN CALL OPTIONS (0.01)%
Dollar Tree Inc.	(85)	$1,156,850	$170.00	November 2022	$(3,017)
Dollar Tree Inc.	(75)	1,020,750	175.00	November 2022	(1,875)
Dollar Tree Inc.	(70)	952,700	180.00	November 2022	(1,155)
Total Written Options
(Premiums Received $251,676)					$(6,047)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

Assets
Investments in securities, at fair value (cost $77,921,008)	$79,808,779
Cash at broker	1,809,882
Cash	104
Receivable for fund shares sold	1,148
Receivable for investments sold	3,508,258
Dividends receivable	74,124
Tax reclaims receivable	55,388
Prepaid expenses	11,109
Total Assets	85,268,792
Liabilities
Options written, at value (proceeds received $251,676)	6,047
Payable for fund shares redeemed	147,521
Payable for investments purchased	3,394,771
Payable to Adviser, net of waiver	33,255
Payable for Administrative Service Plan fees, Investor Class, net of waiver	4,731
Payable to affiliates	11,969
Other accrued expenses	44,654
Total Liabilities	3,642,948
Net Assets	$81,625,844
Net Assets consist of:
Paid-in capital	$84,903,638
Accumulated deficit	(3,277,794)
Net Assets	$81,625,844
Net Assets: Investor Class	$29,095,595
Shares outstanding (unlimited number of shares authorized, no par value)	2,286,826
Net asset value, offering and redemption price per share(a)	$12.72
Net Assets: Institutional Class	$52,530,249
Shares outstanding (unlimited number of shares authorized, no par value)	4,105,159
Net asset value, offering and redemption price per share(a)	$12.80

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

Investment Income
Dividend income (net of foreign taxes withheld of $94,443)	$2,357,690
Interest income	(190,344)
Total investment income	2,167,346

Expenses
Adviser	832,242
Administrative services plan, Investor Class	90,542
Administration	69,767
Registration	44,863
Fund accounting	41,890
Custodian	37,789
Transfer agent	36,450
Legal	26,700
Audit and tax	22,100
Report printing	18,336
Trustee	15,461
Chief Compliance Officer	8,500
Insurance	3,723
Pricing	2,788
Miscellaneous	39,844
Total expenses	1,290,995
Fees and/or expenses reimbursed by Adviser	(270,978)
Administrative services plan waiver	(21,730)
Net operating expenses	998,287

Net investment income	1,169,059

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(1,646,956)
Purchased options	1,788,518
Written options	(49,805)
Foreign currency translations	(133,272)
Change in unrealized appreciation (depreciation) on:
Investment securities	(21,935,288)
Purchased options	2,125,514
Written options	245,629
Foreign currency translations	(4,542)
Net realized and unrealized gain (loss) on investment securities, purchased options, written options and foreign currency translations	(19,610,202)
Net decrease in net assets resulting from operations	$(18,441,143)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$1,169,059	$527,975
Net realized gain (loss) on investment securities, purchased options, written options, and foreign currency translations	(41,515)	21,253,698
Change in unrealized appreciation (depreciation) on investment securities, purchased options, written options, and foreign currency translations	(19,568,687)	13,162,163
Net increase (decrease) in net assets resulting from operations	(18,441,143)	34,943,836

Distributions to Shareholders from Earnings:
Investor Class	(2,410,273)	(526,820)
Institutional Class	(4,111,288)	(1,022,446)
Total distributions	(6,521,561)	(1,549,266)

Capital Transactions - Investor Class
Proceeds from shares sold	4,089,214	17,994,072
Reinvestment of distributions	2,327,948	502,052
Amount paid for shares redeemed	(7,706,736)	(21,448,811)
Proceeds from redemption fees(a)	4,016	18,712
Total Investor Class	(1,285,558)	(2,933,975)

Capital Transactions - Institutional Class
Proceeds from shares sold	10,530,847	10,459,500
Reinvestment of distributions	4,077,001	993,463
Amount paid for shares redeemed	(11,701,397)	(21,753,254)
Proceeds from redemption fees(a)	668	574
Total Institutional Class	2,907,119	(10,299,717)
Net increase (decrease) in net assets resulting from capital transactions	1,621,561	(13,233,692)
Total Increase (Decrease) in Net Assets	(23,341,143)	20,160,878

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Net Assets
Beginning of year	$104,966,987	$84,806,109
End of year	$81,625,844	$104,966,987

Share Transactions - Investor Class
Shares sold	256,124	1,080,015
Shares issued in reinvestment of distributions	142,862	36,539
Shares redeemed	(511,548)	(1,354,782)
Total Investor Class	(112,562)	(238,228)

Share Transactions - Institutional Class
Shares sold	715,949	636,481
Shares issued in reinvestment of distributions	248,632	71,990
Shares redeemed	(798,358)	(1,471,079)
Total Institutional Class	166,223	(762,608)
Net increase (decrease) in shares outstanding	53,661	(1,000,836)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended	For the Year Ended
	September 30,	September 30,
	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$16.50	$11.51
Investment operations:
Net investment income(a)	0.15	0.05
Net realized and unrealized gain (loss) on investments	(2.93)	5.14
Total from investment operations	(2.78)	5.19
Less distributions to shareholders from:
Net investment income	(0.17)	(0.21)
Net realized gains	(0.83)	-
Total distributions	(1.00)	(0.21)
Paid in capital from redemption fees	- (c)	0.01
Net asset value, end of year	$12.72	$16.50
Total Return(d)	(18.15)%	45.55%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$29,096	$39,598
Ratio of net expenses to average net assets(e) (f)	1.14%	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.48%	1.43%
Ratio of net investment income to average net assets(e)	1.11%	0.37%
Portfolio turnover rate(g)	110%	86%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14%, 1.14%, 1.14%, 1.14% and 1.14% for the fiscal years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the Year Ended	For the Year Ended	For the Year Ended
September 30,	September 30,	September 30,
2020	2019	2018

$12.51	$13.77	$13.05

0.01 (b)	0.08	0.08
(0.64)	(0.15)	0.79
(0.63)	(0.07)	0.87

(0.37)	(0.01)	(0.09)
-	(1.19)	(0.06)
(0.37)	(1.20)	(0.15)
- (c)	0.01	- (c)
$11.51	$12.51	$13.77
(5.37)%	(0.44)%	6.68%

$30,359	$54,725	$78,955
1.14%	1.14%	1.25%
1.45%	1.36%	1.45%
0.06%	0.72%	0.64%
89%	79%	85%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended	For the Year Ended
	September 30,	September 30,
	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$16.60	$11.58
Investment operations:
Net investment income(a)	0.20	0.06
Net realized and unrealized gain (loss) on investments	(2.97)	5.20
Total from investment operations	(2.77)	5.26
Less distributions to shareholders from:
Net investment income	(0.20)	(0.24)
Net realized gains	(0.83)	-
Total distributions	(1.03)	(0.24)
Paid in capital from redemption fees	- (c)	- (c)
Net asset value, end of year	$12.80	$16.60
Total Return(d)	(17.99)%	45.85%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$52,530	$65,369
Ratio of net expenses to average net assets(e) (f)	0.95%	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.23%	1.19%
Ratio of net investment income to average net assets(e)	1.25%	0.58%
Portfolio turnover rate(g)	110%	90%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the	For the	For the
Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,
2020	2019	2018

$12.59	$13.86	$13.14

0.03 (b)	0.14	0.12
(0.65)	(0.18)	0.77
(0.62)	(0.04)	0.89

(0.39)	(0.04)	(0.11)
-	(1.19)	(0.06)
(0.39)	(1.23)	(0.17)
- (c)	- (c)	- (c)
$11.58	$12.59	$13.86
(5.20)%	(0.28)%	6.85%

$54,447	$93,269	$97,643
0.95%	0.95%	1.06%
1.20%	1.11%	1.20%
0.23%	0.95%	0.86%
89%	79%	85%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

types of securities, including exchange traded funds (“ETFs”) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions - The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser as “Valuation Designee” decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$53,748,758	$-	$221	$53,748,979
Closed-End Funds	8,960,000	-	-	8,960,000
Exchange-Traded Funds	3,337,450	-	-	3,337,450
Preferred Stocks	3,154,000	-	-	3,154,000
U.S. Government & Agencies	-	1,115,209	-	1,115,209
Corporate Bonds	-	497,288	-	497,288
Convertible Bonds	-	3,915,750		3,915,750
Certificates of Deposit	-	1,473,092	-	1,473,092
Put Options Purchased	2,726,950	-	-	2,726,950
Money Market Funds	880,061	-	-	880,061
Total	$72,807,219	$7,001,339	$221	$79,808,779

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Option Contracts	-	(6,047)	-	(6,047)
Total	$-	$(6,047)	$-	$(6,047)

(a)	Refer to Schedule of Investments for sector classifications.

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended September 30, 2022, there were no significant changes into/out of Level 3. The transfer into Level 3 investments for the Fund were immaterial, although the unrealized appreciation/(depreciation) on these investments was $(3,218,248). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

From the start of the conflict in Ukraine until September 30, 2022, Russian-held investments were valued at an approximately 99 percent discount from their last traded prices.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2022, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2022.

At September 30, 2022:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities	Amount
Equity Price Risk:
Options Purchased	Investments in securities, at fair value	$2,726,950
Options Written	Options written, at fair value	$(6,047)

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 4. DERIVATIVE TRANSACTIONS — continued

For the fiscal year ended September 30, 2022:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options Purchased	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$1,788,518	$2,125,514
Options Written	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	(49,805)	245,629

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended September 30, 2022:

Derivatives	Average Market Value
Options Purchased	$1,054,475
Options Written(a)	(108,783)

(a)	Average based on the eleven months during the period that had activity.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2022:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Written Options	$6,047	$-	$6,047	$(6,047)	$-	$-

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, before the waiver described below, the Adviser earned a fee of $832,242 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2024 so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the Adviser waived management fees of $270,978. At September 30, 2022, the Adviser was owed $33,255 from the Fund for advisory services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

September 30, 2022 the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2023	$299,002
September 30, 2024	251,241
September 30, 2025	270,978

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chairman of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

well. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2024. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2022, the Investor Class incurred Administrative Services fees of $90,542 ($68,812 after waiver described above). At September 30, 2022, $4,731 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2022, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$2,089,759
Other	102,199,771
Sales
U.S. Government Obligations	$2,053,436
Other	106,403,738

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2022, the net unrealized appreciation (depreciation) of investments, including securities sold short and written options, for tax purposes was as follows:

Gross unrealized appreciation	$8,653,521
Gross unrealized depreciation	(8,252,953)
Net unrealized appreciation on investments	$400,568

Tax cost of investments	$79,397,258

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 7. FEDERAL TAX INFORMATION — continued

The tax character of distributions paid for the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income(a)	$1,354,411	$1,549,266
Net long term capital gains	5,167,150	-
Total distributions paid	$6,521,561	$1,549,266

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,678,362)
Unrealized appreciation on investments	400,568
Total accumulated earnings	$(3,277,794)

At September 30, 2022, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

Currency and qualified late year ordinary losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended September 30, 2022, the Fund deferred $631,108 in late year ordinary losses and $3,047,254 in post October losses.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2022

NOTE 9. REGULATORY UPDATE

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently complying with Rule 18f-4.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and schedule of open written option contracts, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM – continued

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 23, 2022

LIQUIDITY RISK MANAGEMENT

PROGRAM – (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent Report, which was presented to the Board for consideration at its meeting held on August 16, 2022, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning	Ending
		Account Value	Account Value	Expenses	Annualized
		April 1,	September 30,	Paid During	Expense
APPLESEED FUND		2022	2022	Period(a)	Ratio
Investor
Class	Actual	$1,000.00	$846.90	$5.28	1.14%
	Hypothetical (b)	$1,000.00	$1,000.00	$5.77	1.14%
Institutional
Class	Actual	$1,000.00	$848.20	$4.40	0.95%
	Hypothetical (b)	$1,000.00	$1,000.00	$4.81	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/ or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 23.32% qualifies for the corporate dividends received deduction.

For the year ended September 30, 2022, the Fund designated $5,167,150 as long-term capital gain distributions.

SHAREHOLDER VOTING RESULTS – (Unaudited)

At a Special Shareholder Meeting at which a quorum was present, as reconvened on September 13, 2022, Fund shareholders of record as of the close of business on July 5, 2022 voted to approve the following proposal:

Proposal 1: To elect the following individuals to serve on the Board of Trustees of the Trust:

Freddie Jacobs Jr.

Catharine Barrow McGauley

Kenneth G.Y. Grant

Daniel J. Condon

Gary A. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

David R. Carson

Fund	Shares Voted in Favor*	Shares Voted Against or Abstain*	Shares Needed to Approve*
Appleseed Fund	4,291,036 (96.74%)	144,435 (3.26%)	Plurality (greater than 50%)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present

www.appleseedfund.com	(800) 470-1029

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950)
Chairman, May 2022 to present; Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present); Trustee, Peak Income Plus Fund (2022 – present).
Kenneth G.Y. Grant (1949) Chairman of the Governance & Nominating Committee, May 2022 to present; Chairman, January 2017 to May 2022; Independent Trustee, May 2008 to present	Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (2022 – present). Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to November 15, 2022	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to November 15, 2022; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to November 15, 2022; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present; Director of First State Bank of the Southeast (2000 – present); Trustee, Peak Income Plus Fund (2022 – present).
Catharine B. McGauley (1977) Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor of a Family Office (2015 – present); Senior Analyst/ Advisor for a Boston real estate company and related family (2010 – present); Trustee, Peak Income Plus Fund (2022 – present).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present	Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services (NRS) LLC, and its subsidiary, Global Trust Company (GTC); NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment product (2021- present); Trustee of Buckingham Browne & Nichols (BBN) (2018 – present); Member of the Finance Committee, BBN (2020 – present); Chairman Board of Directors of Crispus Attucks Fund (2020– present); Board Member and Treasurer of New England Tennis Association (2017 –present); Board Member of Camp Harbor View (2020 – present); Trustee, Peak Income Plus Fund (2022 – present). Previous: SVP, Senior Risk Officer NRS (2013 – 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 31 series.

TRUSTEES AND OFFICERS – continued (Unaudited)

The following table provides information regarding the Interested Trustee and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Mangers Trust, since 2020; Trustee, Peak Income Plus Fund (2022 – present).
Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 550-1071 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Pekin Hardy Strauss, Inc. (“Pekin”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 10, 2022 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin, which included information provided by Pekin and its responses to a questionnaire provided by Trust counsel. At the Trustees’ quarterly meeting held in August 2022, the Board interviewed certain executives of Pekin, including Pekin’s Chief Compliance Officer and its Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Pekin (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Pekin for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin who provide services

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin to the Fund.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2022. The Trustees observed that the Fund’s Institutional Class shares had outperformed its benchmark, the Morningstar Global Markets SMID Cap Index, and the Morningstar Global Allocation Category for the three- and five-year and since inception periods but underperformed for the one-year period. The Trustees noted that the Fund’s Institutional Class shares had outperformed the average return of its peer group for the three- and five-year periods but underperformed for the one-year and since inception periods. The Trustees reviewed and discussed the Fund’s ESG mandate and how that may have impacted Fund performance, also noting that the Fund benefitted from securities selection over the long term. The Trustees acknowledged Pekin’s explanation that recent underperformance was attributable to the Fund’s exposure investment selection and exposure to various sectors. It was the consensus of the Trustees that it was reasonable to conclude that Pekin has the ability to manage the Fund successfully from a performance standpoint..

(iii)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Fund’s Morningstar Global Allocation Category, which indicated that the Fund’s management fee and net expenses are higher than the average and the median of the category, due in part to its smaller size and ESG mandate. The Trustees noted that the Fund’s net expense ratio was equal to its peer group median and lower than its peer group average. The Trustees recalled Pekin’s statement that its peer group was comprised of funds that were similar in size to the Fund, making the peer group a more apt comparison than the Morningstar category in terms of fees and expenses. The Trustees considered and found reasonable Pekin’s explanation that the amount of work required by its socially responsible investing strategy justifies the higher management fee.

The Trustees also considered a profitability analysis prepared by Pekin for its management of the Fund, which indicated that Pekin is earning a profit as a result of managing the Fund. The Trustees acknowledged

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

Pekin’s position that its profits before marketing expenses were reasonable due to the unique nature of the Fund’s strategy, the resources and time spent to manage the Fund, and the reputational and regulatory risk incurred as a result of services provided to the Fund, The Trustees determined that this profit was not excessive in light of Pekin’s justifications and the services provided to the Fund.

The Trustees also recalled their review of the Fund’s Administrative Services Plan and considered other potential benefits that Pekin may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with Pekin’s other advisory clients. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Pekin’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Pekin’s services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Pekin’s level of profitability in managing the Fund, Pekin is not yet realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

PRIVACY NOTICE

Rev: March 2021

FACTS	WHAT DOES APPLESEED FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances and account transactions
● transaction or loss history and purchase history
● checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 470-1029

Who we are
Who is providing this notice?	Appleseed Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
	●	open an account or deposit money
	●	buy securities from us or sell securities to us
	●	make deposits or withdrawals from your account or provide account information
	●	give us your account information
	●	make a wire transfer
	●	tell us who receives the money
	●	tell us where to send the money
	●	show your government-issued ID
	●	show your driver’s license

Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes — information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Perkin Hardy Strauss, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	The Fund doesn’t jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	PUBLIC ACCOUNTING FIRM
Daniel J. Condon, Chairman	Cohen & Company, Ltd.
David R. Carson	151 N Franklin Street, Suite 575
Kenneth G.Y. Grant	Chicago, IL 60606
Freddie Jacobs, Jr.
Catharine B. McGauley	LEGAL COUNSEL
Ronald C. Tritschler	Thompson Hine LLP
312 Walnut Street, 20th Floor
OFFICERS	Cincinnati, OH 45202
Martin R. Dean, President
Gweneth K. Gosselink,	CUSTODIAN
Chief Compliance Officer	U.S. Bank, N.A.
Zachary P. Richmond,	425 Walnut Street
Treasurer and Chief Financial Officer	Cincinnati, OH 45202
Lynn E. Wood, Assistant Chief
Compliance Officer	ADMINISTRATOR,
INVESTMENT ADVISER	TRANSFER AGENT AND
FUND ACCOUNTANT
Pekin Hardy Strauss, Inc.	Ultimus Fund Solutions, LLC
161 N. Clark Street, Suite 2200	225 Pictoria Drive, Suite 450
Chicago, IL 60601	Cincinnati, OH 45246

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Appleseed-AR-22

Ballast Small/Mid Cap ETF (MGMT)

NYSE Arca, Inc.

Annual Report

September 30, 2022

Fund Adviser:

Ballast Asset Management, LP

2911 Turtle Creek Blvd, Suite 840

Dallas, TX 75219

1 -866-383-6468

Ballast Small/Mid Cap ETF

Management Discussion of Fund Performance – (Unaudited)

The Ballast Small/Mid-Cap ETF (MGMT or the “Fund”), a value-focused actively managed equity ETF, returned (18.60%) versus the Russell 2500 Value Index’s (15.35%) return for the year ended September 30, 2022.

UFP Technologies, Texas Pacific Land Corporation, ON Semiconductor, IRadimed and Eagle Bulk Shipping were the largest contributors to performance during the period. Teradata, Polished.com, America’s Car-Mart, American Eagle Outfitters and Foot Locker were the biggest detractors from performance.

MGMT is an actively managed exchange traded fund that invests primarily in a broad universe of equity securities of domestic companies with small to medium market capitalizations and utilizes fundamental, bottom-up analysis in the stock selection process. Over the last year, the Fund was hurt by Russia’s invasion of Ukraine and the positive impact that had on levered commodity plays. In addition, inflation and the Fed’s action to combat inflation caused significant pressure on some of our consumer facing holdings.

While MGMT maintained significant exposure to Energy stocks, most of that weighting was to companies with dramatically less operational and financial leverage than those companies included in the benchmark. While we believe our Energy investments in royalty businesses, along with Exploration & Production and Oil Services companies with pristine balance sheets may lead to higher risk-adjusted returns over time because they are less financially levered, those stocks tend to underperform the higher beta Energy stocks when commodity prices spike the way we witnessed in the first part of this year. We continue to be constructive on the overall Energy complex given the long-term ramifications of Europe’s prior dependence on Russian oil and gas, in addition to the inherent inflationary impact brought about during the transition from fossil fuel-based energy to renewal energy. However, we prefer to invest in businesses with less capital intensity and we are selecting investments such that the Fund feels less impact from the volatility of commodity prices that we believe is sure to come.

The Fund weighting and stock selection within the Consumer Discretionary sector negatively impacted performance during the year. Although we expected an eventual slowdown in consumer spending following the run-off from COVID-19 related stimulus, we did not anticipate the level of inventory build some of our consumer-oriented holdings would experience. In the case of Hanesbrands, the lack of willingness or ability to reduce inventory led us to sell the stock. Conversely, American Eagle Outfitters appears to have taken the problem head-on, and we hope the inventory situation there may get sorted out in the near term. Finally, Nike’s decision to dial back on its multi-decade relationship with Foot Locker invalidated our investment thesis, so we sold that position at a loss.

From a macroeconomic perspective, we believe core inflation has likely peaked, but that higher energy costs and shifting global supply chains could cause the rate of inflation to remain stubbornly above the Fed’s 2% target for the foreseeable future. As a result, we

1

Ballast Small/Mid Cap ETF

Management Discussion of Fund Performance – (Unaudited) (continued)

do not expect the Fed to materially cut rates in the near-term, and thus doubt we return to the valuation multiples witnessed on equities over the last several years. That said, the overall market sell-off created opportunities to invest in a number of businesses that we are extraordinarily excited about. We believe these new investments, along with the balance high quality and attractively priced securities in the Fund may positively impact performance over the next 3-5 years.

2

Investment Results (Unaudited)

Average Annual Total Returns*
as of September 30, 2022

		Since
		Inception
		December 2,
	One Year	2020
Ballast Small/Mid Cap ETF - NAV	(18.60)%	8.61%
Ballast Small/Mid Cap ETF - Market Price	(18.65)%	8.72%
Russell 2500 Value Index(a)	(15.35)%	3.75%

Total annual operating expenses, as disclosed in the Ballast Small/Mid Cap ETF’s (the “Fund”) prospectus dated January 28, 2022, were 1.10% of average daily net assets (2.08% before fee waivers/expense reimbursements by Ballast Asset Management, LP (the “Adviser”)). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2024 so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.10%. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 383-6468. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund’s website at http://etf.mgmtetf.com/.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions

3

Investment Results (Unaudited) (continued)

had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(a)	The Russell 2500 Value Index (“Index”) is a widely recognized unmanaged market-cap-weighted index that includes the smallest 2,500 companies covered in the broad-based Russell 3000 sphere of U.S. based listed equities and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (866) 383-6468. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

4

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Ballast Small/Mid Cap ETF — NAV,
Ballast Small/Mid Cap ETF — Market and the Russell 2500 Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 2, 2020 (commencement of operations) for the Fund and held through September 30, 2022. The Russell 2500 Value is a widely recognized unmanaged market-cap-weighted index that includes the smallest 2,500 companies covered in the broad-based Russell 3000 sphere of U.S. based listed equities and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (866) 383-6468. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

5

Fund Holdings (Unaudited)

September 30, 2022

Ballast Small/Mid Cap ETF
Holdings as of September 30, 2022.*

*	As a percentage of net assets.

The Fund seeks to generate positive risk adjusted returns as its investment objective.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Fund’s website at https://etf.mgmtetf.com/.

6

Ballast Small/Mid Cap ETF

Schedule of Investments

September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 99.58%

Communications — 4.51%
Criteo S.A. - ADR(a)	58,236	$1,574,120
IAC/InterActiveCorp.(a)	5,309	294,012
TripAdvisor, Inc.(a)	36,675	809,784
		2,677,916
Consumer Discretionary — 13.40%
American Eagle Outfitters, Inc.	70,087	681,947
America’s Car-Mart, Inc.(a)	19,328	1,179,395
BorgWarner, Inc.	36,900	1,158,660
Cavco Industries, Inc.(a)	4,248	874,068
Global Business Travel Group Inc.(a)	118,908	673,019
Polished.com, Inc.(a)	1,054,943	548,781
PulteGroup, Inc.	34,871	1,307,663
Wayside Technology Group, Inc.	57,401	1,542,939
		7,966,472
Energy — 11.36%
CNX Resources Corp.(a)	59,731	927,622
Evolution Petroleum Corp.	114,625	797,790
Green Plains, Inc.(a)	72,079	2,095,337
Solaris Oilfield Infrastructure, Inc., Class A	193,522	1,811,366
Texas Pacific Land Corp.	631	1,121,432
		6,753,547
Financials — 17.50%
Capital Bancorp, Inc.	80,170	1,851,926
Everest Re Group Ltd.	4,114	1,079,678
Federal Agricultural Mortgage Corp., Class C	14,831	1,470,345
First Citizens BancShares, Inc., Class A	1,938	1,545,419
First Financial Bancorp	58,798	1,239,462
International General Insurance Holdings Ltd.	167,015	1,235,911
International Money Express, Inc.(a)	27,900	635,841
MGIC Investment Corp.	105,169	1,348,267
		10,406,849
Health Care — 2.93%
Bausch + Lomb Corp.(a)	82,000	1,257,880
iRadimed Corp.	16,057	482,673
		1,740,553
Industrials — 11.30%
AZZ, Inc.	35,971	1,313,301
Eagle Bulk Shipping, Inc.	27,181	1,173,676
Eastern Co. (The)	58,843	1,020,926
Landstar System, Inc.	9,682	1,397,790
Lennox International, Inc.	4,342	966,833
XPO Logistics, Inc.(a)	18,959	844,055
		6,716,581
Materials — 17.37%
Bioceres Crop Solutions Corp.(a)	50,408	656,312
CONSOL Energy, Inc.	9,960	640,627
Eagle Materials, Inc.	12,200	1,307,596

See accompanying notes which are an integral part of these financial statements.

7

Ballast Small/Mid Cap ETF

Schedule of Investments (continued)

September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 99.58% (continued)

Materials — 17.37% (continued)
Huntsman Corp.	53,587	$1,315,025
Natural Resource Partners, L.P.	33,897	1,499,942
Northern Technologies International Corp.	139,423	1,855,720
Perimeter Solutions S.A.(a)	75,000	600,750
UFP Technologies, Inc.(a)	28,518	2,447,985
		10,323,957
Real Estate — 3.85%
EPR Properties	28,694	1,028,967
Lamar Advertising Co., Class A	15,234	1,256,653
		2,285,620
Technology — 15.01%
Amdocs Ltd.	19,367	1,538,709
Avid Technology, Inc.(a)	19,792	460,362
Cass Information Systems, Inc.	44,254	1,535,171
Extreme Networks, Inc.(a)	48,607	635,293
F5, Inc.(a)	7,294	1,055,661
Lumentum Holdings, Inc.(a)	8,502	582,982
Rimini Street, Inc.(a)	291,699	1,359,317
Teradata Corp.(a)	56,561	1,756,785
		8,924,280
Utilities — 2.35%
NRG Energy, Inc.	36,465	1,395,516

Total Investments — 99.58% (Cost $70,085,150)		59,191,291
Other Assets in Excess of Liabilities — 0.42%		249,920
NET ASSETS — 100.00%		$59,441,211

(a)	Non-income producing security.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

8

Ballast Small/Mid Cap ETF

Statement of Assets and Liabilities

September 30, 2022

Assets
Investments in securities, at fair value (cost $70,085,150)	$59,191,291
Cash	267,175
Dividends receivable	23,894
Receivable from broker	37,766
Prepaid expenses	2,321
Total Assets	59,522,447
Liabilities
Payable to Adviser, net of waiver	38,198
Payable to affiliates	8,733
Payable to audit and tax	19,950
Other accrued expenses	14,355
Total Liabilities	81,236
Net Assets	$59,441,211
Net Assets consist of:
Paid-in capital	$74,396,052
Accumulated deficit	(14,954,841)
Net Assets	$59,441,211
Shares outstanding (unlimited number of shares authorized, no par value)	2,050,000
Net asset value per share	$29.00

See accompanying notes which are an integral part of these financial statements.

9

Ballast Small/Mid Cap ETF

Statement of Operations

For the year ended September 30, 2022

Investment Income
Dividend income	$1,146,394
Total investment income	1,146,394
Expenses
Adviser	518,275
Administration	63,750
Custodian	31,734
Legal	22,052
Compliance services	20,001
Audit and tax	19,950
Trustee	15,461
Transfer agent	10,541
Report printing	8,006
Insurance	3,453
Pricing	1,111
Miscellaneous	33,444
Total expenses	747,778
Fees waived by Adviser	(147,001)
Net operating expenses	600,777
Net investment income	545,617
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(1,565,196)
Change in unrealized depreciation on:
Investment securities	(12,145,398)
Net realized and unrealized gain (loss) on investment securities	(13,710,594)
Net decrease in net assets resulting from operations	$(13,164,977)

See accompanying notes which are an integral part of these financial statements.

10

Ballast Small/Mid Cap ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2022	2021(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$545,617	$16,064
Net realized gain (loss) on investment securities	(1,565,196)	1,510,463
Change in unrealized appreciation (depreciation) on investment securities	(12,145,398)	1,251,539
Net increase (decrease) in net assets resulting from operations	(13,164,977)	2,778,066
Distributions to Shareholders from:
Earnings	(120,500)	-
Total distributions	(120,500)	-
Capital Transactions
Proceeds from shares sold	48,030,316	40,101,662
Amount paid for shares redeemed	(12,811,113)	(5,372,243)
Net increase in net assets resulting from capital transactions	35,219,203	34,729,419
Total Increase in Net Assets	21,933,726	37,507,485
Net Assets
Beginning of year	$37,507,485	$-
End of year	$59,441,211	$37,507,485
Share Transactions
Shares sold	1,375,000	1,200,000
Shares redeemed	(375,000)	(150,000)
Net increase in shares outstanding	1,000,000	1,050,000

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

11

Ballast Small/Mid Cap ETF

Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$35.72	$25.00
Investment operations:
Net investment income	0.30	0.02
Net realized and unrealized gain (loss) on investments	(6.92)	10.70
Total from investment operations	(6.62)	10.72

Less distributions to shareholders from:
Net investment income	(0.10)	-
Total distributions	(0.10)	-

Net asset value, end of period	$29.00	$35.72
Market price, end of period	$29.05	$35.80
Total Return(b)	(18.60)%	42.88	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$59,441	$37,507
Ratio of net expenses to average net assets	1.10%	1.10	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.37%	2.08	% (d)
Ratio of net investment income to average net assets	1.00%	0.10	% (d)
Portfolio turnover rate(e)	29%	8	% (c)

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

12

Ballast Small/Mid Cap ETF

Notes to the Financial Statements

September 30, 2022

NOTE 1. ORGANIZATION

Ballast Small/Mid Cap ETF (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 18, 2020, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Ballast Asset Management, LP (the “Adviser”). The Fund seeks to generate positive risk adjusted returns as its investment objective.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject

13

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

14

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

For the fiscal year ended September 30, 2022, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Paid-In Capital	Earnings (Deficit)
$2,816,158	$(2,816,158)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

15

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, theAdviser as the “Valuation Designee” is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$59,191,291	$-	$-	$59,191,291
Total	$59,191,291	$-	$-	$59,191,291

(a)	Refer to Schedule of Investments for sector classifications.

16

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, before the waiver described below, the Adviser earned a management fee of $518,275 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2024 so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.10% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the Adviser waived fees and reimbursed Fund expenses of $147,001. At September 30, 2022, the Fund owed the Adviser $38,198.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2022 the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
September 30, 2024	$165,632

17

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

Recoverable Through
September 30, 2025	147,001

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chairman of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2022, purchases and sales of investment securities, other than short-term investments, were $18,821,103 and $15,120,862, respectively.

For the fiscal year ended September 30, 2022, purchases and sales for in-kind transactions were $46,416,872 and $13,320,969, respectively.

18

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

For the fiscal year ended September 30, 2022, the Fund had in-kind net realized gains of $2,813,861.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2022.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant, or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended September 30, 2022, the Fund received $12,600 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$350	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

19

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,557,178
Gross unrealized depreciation	(12,430,303)
Net unrealized depreciation on investments	$(10,873,125)
Tax cost of investments	$70,064,416

The tax character of distributions paid for the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income(a)	$120,500	$-
Total distributions paid	$120,500	$-

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$395,832
Accumulated capital and other losses	(4,477,548)
Unrealized depreciation on investments	(10,873,125)
Total accumulated deficits	$(14,954,841)

At September 30, 2022, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

As of September 30, 2022, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $3,674,008 and $803,539, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

20

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2022

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of Ballast Small/Mid Cap ETF and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ballast Small/Mid Cap ETF (the “Fund”), a series of Unified Series Trust, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 23, 2022

22

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 16, 2022, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

23

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid	Annualized
	April 1,	September 30,	During	Expense
	2022	2022	Period(a)	Ratio
Actual	$1,000.00	$826.90	$5.04	1.10%
Hypothetical(b)	$1,000.00	$1,019.55	$5.57	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

24

Shareholder Voting Results (Unaudited)

At a Special Shareholder Meeting at which a quorum was present, held on September 6, 2022, Fund shareholders of record as of the close of business on July 5, 2022 voted to approve the following proposal:

Proposal 1: To elect the following individuals to serve on the Board of Trustees of the Trust:

Freddie Jacobs Jr.

Catharine Barrow McGauley

Kenneth G.Y. Grant

Daniel J. Condon

Gary A. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

David R. Carson

Fund	Shares Voted in Favor*	Shares Voted Against or Abstain*	Shares Needed to Approve*
Ballast Small/Mid Cap ETF	1,241,018	5,714	Plurality
	(99.54%)	(0.46%)	(greater than 50%)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present.

25

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

26

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Daniel J. Condon (1950)
Chairman, May 2022 to present; Chairman of the Audit Committee;
Chairman of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present

Current: Retired (2017 – present); Trustee, Peak Income Plus Fund (2022 – present).
Kenneth G.Y. Grant (1949) Chairman of the Governance & Nominating Committee, May 2022 to present; Chairman, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to November 15, 2022	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to November 15, 2022; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.

27

Trustees and Officers (Unaudited) (continued)

Ronald C. Tritschler (1952) Chairman of the Audit Comittee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present);Trustee, Peak Income Plus Fund (2022 – present).

Catharine B. McGauley (1977) Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present); Trustee, Peak Income Plus Fund (2022 – present).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services (NRS) LLC, and its subsidiary Director, Global Trust Company (GTC), NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment product (2021 – present); Trustee of Buckingham Browne & Nichols (BBN) (2018 – present); Member of the Finance Committee, BBN (2020 – present); Chairman Board of Directors of Crispus Attucks Fund (2020 – present); Board Member and Treasurer of New England Tennis Association (2017 – present); Board Member of Camp Harbor View (2020 – present); Trustee, Peak Income Plus Fund (2022 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 31 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020; Trustee, Peak Income Plus Fund (2022 – present).

28

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 383-6468 to request a copy of the SAI or to make shareholder inquiries.

29

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 383-6468 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Daniel J. Condon, Chairman	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Kenneth G.Y. Grant	151 North Franklin Street, Suite 575
Freddie Jacobs, Jr.	Chicago, IL 60606
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink,	312 Walnut Street, 20th Floor
Chief Compliance Officer	Cincinnati, OH 45202
Zachary P. Richmond,
Treasurer and Chief Financial Officer
Lynn E. Wood, Assistant Chief
Compliance Officer

INVESTMENT ADVISER	CUSTODIAN
Ballast Asset Management, LP	Brown Brothers Harriman & Co.
2301 Cedar Springs Road, Suite 450	50 Post Office Square
Dallas, TX 75201	Boston, MA 02110

DISTRIBUTOR	ADMINISTRATOR
Northern Lights Distributors, LLC	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100	225 Pictoria Drive, Suite 450
Elkhorn, NE 68022	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Ballast Small-AR-22

30

Channel Short Duration
Income Fund

Annual Report

September 30, 2022

Fund Adviser:

Channel Investment Partners LLC

4601 N. Fairfax Drive, Suite 1200

Arlington, VA 22203

Toll Free (877) 627-8504

Channel Short Duration Income Fund

Management’s discussion of Fund performance (Unaudited)

September 30, 2022

Dear Shareholders:

Market Review

Armed and dangerous. I am not referring to the regrettable 1986 movie starring John Candy, the heavy vibe song by Juice WRLD, or some local news headline. The armed and dangerous I am thinking of is the notorious JPow, aka Federal Reserve Chairman Jay Powell. I joke a bit but there really is nothing funny about the dilemma in which Jay Powell and the Federal Reserve (the “Fed”) have found itself in over the past year, now, and into the future. Monetary tools once thought to be conspiracy theory, i.e. the Plunge Protection Team, or a major moral hazard, i.e. massive balance sheet expansion, are now touted as useful in times of market stress. In other words, if pressed hard enough there is apparently next to nothing the Fed will not do to support liquidity and asset prices.

Okay, the Federal Reserve is armed but so what? They are an independent body with a defined dual mandate of stable prices and maximum sustainable employment, right? Maybe in the past but not anymore. The independent Federal Reserve myth died when a trust was set up between the Treasury Department and the Federal Reserve in Spring 2020 to buy assets on the open market. This is the dangerous part because now fiscal policy is used to drive monetary policy. We saw the abuse in a short period of time as Congress passed spending bill after spending bill putting the Federal Reserve behind the curve in their monetary policy. It is often argued the Fed was late in stopping Quantitative Easing (QE) and raising interest rates, but the spending came so fast it took time to register in economic statistics. For perspective, President George W. Bush signed a $700bn bailout bill to address the Great Financial Crisis in 2008. The Covid CARES Act totaled $2.1 trillion but when you consider all grants, loans, and tax breaks, the total is a staggering $4 trillion!

Due to the more nimble and remote service-oriented US economy, the official Covid recession lasted just one-month. Trillions of dollars pushed into a one-month recession economy is very dangerous, certainly, to the mandate of price stability. Employment is still very strong but real wages have been negative for over a year. The Fed is now fighting a tough fight while trying to, in their eyes, retain credibility. The effort to retain credibility means following through on what they communicate yet they were late to act on inflation and will likely also commit an error on the corrective measures. The Fed is armed with more monetary tools than ever before and dangerous in their use of them as actions impact global economic and political stability, not to mention increase wealth disparity.

1

Channel Short Duration Income Fund

Management’s discussion of Fund performance (Unaudited) (continued)

September 30, 2022

As late as March 2022, the Effective Fed Funds Rate (EFFR) was 0.08%. Just six months later to the end of September 2022, the EFFR was 3.08%. Additionally, it is estimated by the Federal Reserve Bank of Atlanta that when QE was fully used the shadow Fed Funds Rate was -2.00%. So, in roughly six months the Fed tightened by approximately 5.00%. The Federal Reserve Bank of San Francisco estimates that Quantitative Tightening (QT) adds another 50 bps of tightening impact. The impact of the Fed actions is likely a tighter policy than rates alone imply.

In anticipation of the Fed rate actions, US treasury yields moved substantially higher for the trailing 12-months ended September 30, 2022. For this period, the highly Fed Funds Rate sensitive 2-yr US Treasury Note (UST) rose from 0.277% to 4.281%. The 5-yr UST rose from 0.966% to 4.092% and the 10-yr UST rose from 1.488% to 3.832%. Worth noting are the inverted yield curves, which have historically predicted future recessions. Without additional fiscal stimulus, restrictive monetary policy is expected to slow the US economy as the hikes work with a lag.

Corporate investment grade credit spreads, an area of focus for us, remained volatile, especially in shorter duration parts of the interest rate curve. During the Fed’s Zero Interest Rate Policy (ZIRP), many investors used spread product as a surrogate to treasury bond allocations given default risk was basically non-existent. When rates began to rise in the front-end, there was not the typical selling of spread product to buy treasuries but instead an all out selling of all bonds to hold cash. For the trailing one-year as of September 30, 2022, the Bloomberg US Corporate 1-5 yr. option adjusted spread (OAS) rose from +37 bps to +92 bps. It is atypical to see spreads widen while interest rates also rise. So atypical, in fact, that it was a five standard deviation event of historical precedence. We live in an “unprecedented” world now.

Portfolio Overview

The Channel Short Duration Income Fund (the “Fund”) maintained higher than benchmark corporate credit exposure as we saw opportunity for spread compression to drive capital appreciation while receiving relatively attractive coupon income. More specifically, oversold credits with exposure to the reopening economy, fundamental credit improvement and deleveraging situations, and subordinated bank bonds were prominent holdings in the Fund. Energy and securitized airline bonds with above average yields were a strong overweight in the Fund. High yield rated bonds with short maturities that trade with less interest rate sensitivity served as a good way to get higher yields and continue to roll into even higher yields upon maturity. Our general view is corporate credit is for holding and US treasuries are for trading in the previous and current market.

2

Channel Short Duration Income Fund

Management’s discussion of Fund performance (Unaudited) (continued)

September 30, 2022

Performance

For the 12-month period ended September 30, 2022, the Fund’s total return was -9.27%, net of fees. This compares to the Bloomberg US 1-5 year Government/Credit Index total return of -7.29% for the same period. For additional comparison, the Bloomberg US Intermediate Government/Credit Bond Index total return was -10.14%, also for the same period. A higher concentration of investment grade credit risk along with some high yield credit risk contributed to absolute performance while fund expenses detracted from relative performance. The Fund’s relative duration vs. respective benchmarks also contributed modestly to comparative under and outperformance. An active US treasury systematic rates trading strategy also contributed to the Fund’s total returns.

3

Investment Results (Unaudited)

Average Annual Total Returns*
as of September 30, 2022

	One Year	Five years	Ten years
Channel Short Duration Income Fund	(9.27)%	1.29%	1.36%
Bloomberg U.S. 1-5 Year Government/Credit Index(a)	(7.29)%	0.55%	0.88%
Bloomberg U.S. Intermediate Government/Credit Bond Index(b)	(10.14)%	0.38%	1.00%

Total annual operating expenses as disclosed in the Channel Short Duration Income Fund (the “Fund”) prospectus dated January 28, 2022 were 1.11% of average daily net assets, which included acquired fund fees and expenses of 0.01% (0.96% after fee waivers/expense reimbursement by Channel Investment Partners LLC (the “Adviser”)). The Adviser has contractually agreed to waive its fee and to the extent necessary, reimburse certain Fund operating expenses through January 31, 2024 so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Channel Short Duration Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 627-8504.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been

(a)	The Bloomberg U.S. 1-5 Year Government/Credit Bond Index (the “U.S. 1-5 Year Government/ Credit Bond Index”) measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.

(b)	The Bloomberg U.S. Intermediate Government/Credit Bond Index (the “U.S. Intermediate

4

Investment Results (Unaudited) (continued)

Government/Credit Bond Index”) is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The U.S. Intermediate Government/Credit Bond Index assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in the U.S. Intermediate Government/Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 627-8504.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

5

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Channel Short Duration Income Fund,
Bloomberg U.S. 1-5 Year Government/Credit Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index®

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2012 for the Fund and held through September 30, 2022. The Bloomberg U.S. 1-5 Year Government/ Credit Bond Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index are widely recognized unmanaged indices of bond prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

6

FUND HOLDINGS (Unaudited)

Channel Short Duration Income Fund
Holdings as of September 30, 2022*

*	As a percentage of net assets.

The investment objective of the Channel Short Duration Income Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

7

Channel Short Duration Income Fund

Schedule of Investments

September 30, 2022

	Principal
	Amount	Fair Value
CORPORATE BONDS — 84.84%

Corporate Bonds - Domestic — 82.19%
Ally Financial, Inc., 4.70%, Perpetual (3MO LIBOR + 348bps)(a)	$450,000	$321,967
American Airlines Pass Through Trust, Series 2013-2, 4.95%, 1/15/2023	1,333,314	1,313,738
American Airlines Pass Through Trust, Series 2015-1, 3.70%, 5/1/2023	390,549	377,219
American Airlines Pass Through Trust, Series 2016-3, 3.75%, 10/15/2025	1,249,117	1,088,247
American Airlines Pass Through Trust, Series 2016-2, 3.65%, 12/15/2029	371,000	281,589
American Electric Power Co., Inc., 2.03%, 3/15/2024	600,000	574,252
AT&T, Inc., 4.25%, 3/1/2027	600,000	575,943
B&G Foods, Inc., 5.25%, 4/1/2025	750,000	653,723
Bank of America Corp., 4.83%, 7/22/2026	1,250,000	1,220,854
Celanese US Holdings LLC, 6.17%, 7/15/2027	500,000	472,568
Celanese US Holdings LLC, 6.33%, 7/15/2029	250,000	233,621
Charles Schwab Corp. (The), 4.00%, Perpetual (3MO LIBOR + 231bps)(a)	900,000	667,796
Continental Airlines Pass Through Trust, Series 2012-2 A, 4.00%, 10/29/2024	1,616,450	1,521,217
DCP Midstream Operating LP, 5.38%, 7/15/2025	450,000	438,177
Delta Air Lines, Inc., Series 2019-1, 3.20%, 4/25/2024	595,000	573,260
Discovery Communications LLC, 4.13%, 5/15/2029	500,000	428,798
DISH DBS Corp., 5.00%, 3/15/2023	500,000	489,600
Edison International, 4.70%, 8/15/2025	250,000	242,516
Edison International, 5.38%, 9/15/2069 (3MO LIBOR + 370bps)(a)	400,000	329,246
Energy Transfer LP, 6.50%, 11/15/2167 (3MO LIBOR + 465bps)(a)	500,000	433,357
EQT Corp., 5.68%, 10/1/2025	250,000	248,777
EQT Corp., 5.70%, 4/1/2028	500,000	491,094
General Motors Co., 5.40%, 10/15/2029	500,000	462,251
Genworth Holdings, Inc., 4.91%, 11/15/2036 (3MO LIBOR + 200bps)(a)	2,100,000	1,154,507
Gulfport Energy Corp., 8.00%, 5/17/2026	500,000	498,272
iHeartCommunications, Inc., 8.38%, 5/1/2027	750,000	632,579
JPMorgan Chase & Co., 4.08%, 4/26/2026	500,000	480,859
JPMorgan Chase & Co., 4.85%, 7/25/2028	500,000	480,004
JPMorgan Chase & Co., 5.72%, 9/14/2033	500,000	472,579
MPLX LP, 4.13%, 3/1/2027	500,000	467,288
Plains All American Pipeline LP, 4.65%, 10/15/2025	250,000	241,063
Plains All American Pipeline LP/ PAA Finance Corp., 3.60%, 11/1/2024	450,000	433,197
Range Resources Corp., 4.88%, 5/15/2025	1,500,000	1,415,761
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/2024	500,000	501,904
Southern California Edison Co., 2.95%, 6/1/2027	445,000	431,993
Sprint Corp., 7.63%, 3/1/2026	400,000	415,555
Targa Resources Corp., 5.20%, 7/1/2027	500,000	484,520
T-Mobile USA Inc., 2.63%, 2/15/2029	500,000	413,394
Toyota Motor Credit Corp., 3.65%, 8/18/2025	500,000	484,137
United Airlines Holdings, Inc., 4.88%, 1/15/2025	300,000	280,423
United Airlines Pass Through Trust, Series 2013-1, 4.30%, 8/15/2025	150,777	141,099
United Airlines Pass Through Trust, Series 2014-1, 4.00%, 4/11/2026	553,987	507,309
United Airlines Pass Through Trust, Series 2020-1, 5.88%, 4/15/2029	491,168	471,623
VMware, Inc., 1.80%, 8/15/2028	500,000	396,724
Welltower, Inc., 2.05%, 1/15/2029	500,000	401,371

See accompanying notes which are an integral part of these financial statements.

8

Channel Short Duration Income Fund

Schedule of Investments (continued)

September 30, 2022

	Principal
	Amount	Fair Value
CORPORATE BONDS — 84.84% - continued

TOTAL CORPORATE BONDS - DOMESTIC (Cost $26,325,029)		$24,645,971

Corporate Bonds - Foreign — 2.65%
Corporate Bonds - Ireland - 2.65%
AerCap Ireland Capital DAC, 3.30%, 1/30/2032	$750,000	566,155
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, 10/15/2027	250,000	225,873
		792,028
TOTAL CORPORATE BONDS - FOREIGN (Cost $977,512)		792,028
TOTAL CORPORATE BONDS (Cost $27,302,541)		25,437,999

	Principal
	Amount	Fair Value
U.S. GOVERNMENT & AGENCIES — 11.85%
United States Treasury Note, 3.50%, 9/15/2025	600,000	587,860
United States Treasury Note, 3.13%, 8/31/2027	800,000	767,500
United States Treasury Note, 2.75%, 8/15/2032	2,400,000	2,196,000
TOTAL U.S. GOVERNMENT & AGENCIES (Cost $3,689,242)		3,551,360

MONEY MARKET FUNDS — 4.41%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Class I, 2.74%(b)	1,321,474	1,321,474
TOTAL MONEY MARKET FUNDS (Cost $1,321,474)		1,321,474

TOTAL INVESTMENTS — 101.10% (Cost $32,313,257)		30,310,833
Liabilities in Excess of Other Assets — (1.10)%		(329,702)
NET ASSETS — 100.00%		$29,981,131

(a)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2022. The benchmark on which the rate is calculated is shown parenthetically.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

9

Channel Short Duration Income Fund

Statement of Assets and Liabilities

September 30, 2022

Assets
Investments in securities at fair value (cost $32,313,257)	$30,310,833
Receivable for investments sold	8,479,549
Dividends and interest receivable	344,293
Prepaid expenses	15,660
Total Assets	39,150,335
Liabilities
Payable for fund shares redeemed	546
Payable for investments purchased	9,040,615
Payable for distribution to shareholders	97,984
Payable to Adviser	858
Payable to Administrator	7,861
Other accrued expenses	21,340
Total Liabilities	9,169,204
Net Assets	$29,981,131
Net Assets consist of:
Paid-in capital	$33,593,262
Accumulated deficit	(3,612,131)
Net Assets	$29,981,131
Shares outstanding (unlimited number of shares authorized, no par value)	3,300,044
Net asset value (“NAV”), offering and redemption price per share(a)	$9.09

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

Channel Short Duration Income Fund

Statement of Operations

For the year ended September 30, 2022

Investment Income
Interest income	$1,090,427
Dividend income	4,618
Total investment income	1,095,045
Expenses
Adviser	127,694
Custodian	33,014
Administration	30,001
Fund accounting	28,243
Legal	22,052
Audit and tax preparation	20,000
Registration	17,029
Trustee	15,462
Transfer agent	12,000
Compliance services	12,000
Pricing	9,500
Report printing	8,710
Insurance	2,403
Interest expense	38
Miscellaneous	30,291
Total expenses	368,437
Fees waived by Adviser	(65,182)
Net operating expenses	303,255
Net investment income	791,790
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(1,535,606)
Net change in unrealized depreciation of investment securities	(2,348,604)
Net realized and change in unrealized loss on investments	(3,884,210)
Net decrease in net assets resulting from operations	$(3,092,420)

See accompanying notes which are an integral part of these financial statements.

11

Channel Short Duration Income Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$791,790	$472,006
Net realized gain (loss) on investment securities transactions	(1,535,606)	567,759
Net change in unrealized appreciation (depreciation) of investment securities	(2,348,604)	49,700
Net increase (decrease) in net assets resulting from operations	(3,092,420)	1,089,465
Distributions to Shareholders From:
Earnings	(1,430,656)	(2,513,189)
Total distributions	(1,430,656)	(2,513,189)
Capital Transactions
Proceeds from shares sold	5,660,390	6,928,463
Reinvestment of distributions	155,647	8,117
Amount paid for shares redeemed	(3,697,533)	(3,559,354)
Net increase in net assets resulting from capital transactions	2,118,504	3,377,226
Total Increase (Decrease) in Net Assets	(2,404,572)	1,953,502
Net Assets
Beginning of year	32,385,703	30,432,201
End of year	$29,981,131	$32,385,703
Share Transactions
Shares sold	564,467	661,202
Shares issued in reinvestment of distributions	15,787	775
Shares redeemed	(374,447)	(324,229)
Net increase in shares outstanding	205,807	337,748

See accompanying notes which are an integral part of these financial statements.

12

Channel Short Duration Income Fund

Financial Highlights

(For a share outstanding during each period)

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30,		September 30,		September 30,		September 30,	September 30,
	2022		2021		2020		2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$10.47		$11.04		$10.62		$10.05	$10.38
Investment operations:
Net investment income	0.24		0.17		0.19		0.22	0.21
Net realized and unrealized gain (loss)	(1.19)		0.24		0.43		0.57	(0.33)
Total from investment operations	(0.95)		0.41		0.62		0.79	(0.12)

Less distributions to shareholders from:
Net investment income	(0.24)		(0.17)		(0.20)		(0.22)	(0.21)
Net realized gains	(0.19)		(0.81)		-		-	-
Total distributions	(0.43)		(0.98)		(0.20)		(0.22)	(0.21)

Net asset value, end of year	$9.09		$10.47		$11.04		$10.62	$10.05
Total Return(a)	(9.27)%		3.96%		5.92%		7.98%	(1.16)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$29,981		$32,386		$30,432		$37,343	$36,001
Ratio of net expenses to average net assets	0.95%		0.95%		0.80%		0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	1.15%		1.10%		0.89%		0.90%	0.91%
Ratio of net investment income to average net assets	2.47%		1.64%		1.73%		2.16%	2.02%
Portfolio turnover rate	6,521	%(b)	1,659	%(b)	178	%(c)	18%	21%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Turnover may be elevated in times of market volatility as part of a systematic U.S. Treasury trading strategy used to manage overall portfolio risk with the possibility of generating excess returns.

(c)	Elevated portfolio turnover rate is due to adviser change during the fiscal year ended September 30, 2020.

See accompanying notes which are an integral part of these financial statements.

13

Channel Short Duration Income Fund

Notes to the Financial Statements

September 30, 2022

NOTE 1. ORGANIZATION

Channel Short Duration Income Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 15, 2005, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Channel Investment Partners LLC (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject

14

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, monthly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

15

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Board or the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by

16

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser as the “Valuation Designee” is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$-	$24,645,971	$-	$24,645,971
Foreign Corporate Bonds	-	792,028	-	792,028
U.S. Treasury Obligations	-	3,551,360	-	3,551,360
Money Market Funds	1,321,474	-	-	1,321,474
Total	$1,321,474	$28,989,359	$-	$30,310,833

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

17

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the Adviser earned fees of $127,694, from the Fund. At September 30, 2022, the Adviser was owed $858 from the Fund.

The Adviser has agreed contractually to waive its management fee and/or reimburse expenses through January 31, 2024 so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the Adviser waived fees of $65,182.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2022, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
September 30, 2023	$35,678
September 30, 2024	44,501
September 30, 2025	65,182

18

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chairman of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$1,984,618,108
Other	45,531,212
Sales
U.S. Government Obligations	$1,980,774,701
Other	46,988,690

19

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$7,567
Gross unrealized depreciation	(2,144,436)
Net unrealized appreciation/(depreciation) on investments	$(2,136,869)
Tax cost of investments	$32,447,702

The tax character of distributions paid for the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income(a)	$1,138,385	$853,318
Long-term capital gains	$338,851	$1,644,869
Total distributions paid	$1,477,236	$2,498,187

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,865
Distributions payable	546
Accumulated capital and other losses	(1,479,672)
Unrealized depreciation on investments	(2,136,869)
Total accumulated deficits	$(3,612,130)

At September 30, 2022, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales and dividends payable.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended September 30, 2022, the Fund deferred $1,479,672 of post October losses.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations

20

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2022

and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

On November 1, 2022, the Fund paid an income distribution of $0.0276 per share to shareholders of record on October 28, 2022.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of Channel Short Duration Income Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channel Short Duration Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 23, 2022

22

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 16, 2022, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

23

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid	Annualized
	April 1,	September 30,	During	Expense
	2022	2022	Period(a)	Ratio
Actual	$1,000.00	$945.60	$4.63	0.95%
Hypothetical(b)	$1,000.00	$1,020.30	$4.81	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

24

Shareholder Voting Results (Unaudited)

At a Special Shareholder Meeting at which a quorum was present, reconvened on September 13, 2022, Fund shareholders of record as of the close of business on July 5, 2022 voted to approve the following proposal:

Proposal 1: To elect the following individuals to serve on the Board of Trustees of the Trust:

Freddie Jacobs Jr.

Catharine Barrow McGauley

Kenneth G.Y. Grant

Daniel J. Condon

Gary A. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

David R. Carson

Fund	Shares Voted in Favor*	Shares Voted Against or Abstain*	Shares Needed to Approve*
Channel Short Duration Income Fund	2,906,292	0	Plurality
	(100%)	(0.00%)	(greater than 50%)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present.

25

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/ or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended September 30, 2022, the Fund designated $338,851 as long-term capital gain distributions.

26

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Daniel J. Condon (1950)

Chairman, May 2022 to present; Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present

Current: Retired (2017 – present); Trustee, Peak Income Plus Fund (2022 – present).
Kenneth G.Y. Grant (1949) Chairman of the Governance & Nominating Committee, May 2022 to present; Chairman, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to November 15, 2022	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to November 15, 2022; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.

27

Trustees and Officers (Unaudited) (continued)

Ronald C. Tritschler (1952) Chairman of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present);Trustee, Peak Income Plus Fund (2022 – present).

Catharine B. McGauley (1977) Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present); Trustee, Peak Income Plus Fund (2022 – present).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services (NRS) LLC, and its subsidiary Director, Global Trust Company (GTC), NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment product (2021 – present); Trustee of Buckingham Browne & Nichols (BBN) (2018 – present); Member of the Finance Committee, BBN (2020 – present); Chairman Board of Directors of Crispus Attucks Fund (2020 – present); Board Member and Treasurer of New England Tennis Association (2017 – present); Board Member of Camp Harbor View (2020 – present); Trustee, Peak Income Plus Fund (2022 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 31 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020; Trustee, Peak Income Plus Fund (2022 – present).

28

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

29

Privacy Notice	Rev: March 2021

FACTS	WHAT DOES CHANNEL SHORT DURATION INCOME FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number
■ account balances and account transactions
■ transaction or loss history and purchase history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 627-8504

30

Who we are
Who is providing this notice?	Channel Short Duration Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	■	open an account or deposit money
	■	buy securities from us or sell securities to us
	■	make deposits or withdrawals from your account
	■	give us your account information
	■	make a wire transfer
	■	tell us who receives the money
	■	tell us where to send the money
	■	show your government-issued ID
	■	show your driver’s license
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Channel Investment Partners, LLC., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	The Fund does not jointly market.

31

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Daniel J. Condon, Chairman	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Kenneth G.Y. Grant	151 North Franklin Street, Suite 575
Freddie Jacobs, Jr.	Chicago, IL 60606
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink,	312 Walnut Street, 20th Floor
Chief Compliance Officer	Cincinnati, OH 45202
Zachary P. Richmond,
Treasurer and Chief Financial Officer
Lynn E. Wood, Assistant Chief
Compliance Officer

INVESTMENT ADVISER	CUSTODIAN
Channel Investment Partners LLC	Huntington National Bank
4601 N. Fairfax Drive, Suite 1200	41 South High Street
Arlington, VA 22203	Columbus, OH 43215

DISTRIBUTOR	ADMINISTRATOR, TRANSFER
Ultimus Fund Distributors, LLC	AGENT AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450	Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Channel-AR-22

32

(b)	Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Channel Fund:	FY 2022	$15,700
	FY 2021	$14,800

Appleseed Fund:	FY 2022	$17,300
	FY 2021	$16,300

Ballast Fund:	FY 2022	$15,150
Ballast Fund:	FY 2022	$14,300

(b)	Audit-Related Fees

Registrant
Channel Fund:	FY 2022	$0
	FY 2021	$0

Appleseed Fund:	FY 2022	$0
	FY 2021	$0

Ballast Fund:	FY 2022	$0
	FY 2021	$0

(c)	Tax Fees

Registrant

Channel Fund:	FY 2022	$3,300
	FY 2021	$3,300

Appleseed Fund:	FY 2022	$3,800
	FY 2021	$3,800

Ballast Fund:	FY 2022	$3,800
Ballast Fund:	FY 2021	$3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Channel Fund:	FY 2022	$0
	FY 2021	$0

Appleseed Fund:	FY 2022	$0
	FY 2021	$0

Ballast Fund:	FY 2022	$0
	FY 2021	$0

Nature of the fees: Transfer Agency system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	None of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2022	$0	$0
FY 2021	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant's audit committee member is Ronald C. Tritschler.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ Martin R. Dean___________

Martin R. Dean, President

Date 12/6/2022________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Martin R. Dean________

Martin R. Dean, President

Date_12/6/2022________

By /s/ Zachary P. Richmond___

Zachary P. Richmond, Treasurer

Date_12/6/2022_______